SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           Brinson Relationship Funds
--------------------------------------------------------------------------------
                    (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                           BRINSON RELATIONSHIP FUNDS

                        IMPORTANT SHAREHOLDER INFORMATION


These materials are for a special meeting of shareholders (the "Special Meeting") of Brinson Relationship Funds (the "Trust"). The Special Meeting is scheduled to be held on May 9, 2002 at 11:00 a.m., Eastern time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the recommendations of the Board of Trustees of the Trust on page 3 of the Proxy Statement.

We urge you to spend a few minutes reviewing the proposals in the Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Trust will be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call the toll free number 1-866-214-6803.

                           BRINSON RELATIONSHIP FUNDS


A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider a number of important matters relating to your investment in the series of Brinson Relationship Funds (the "Trust"). The Trust will be holding a special meeting of shareholders (the "Special Meeting") of the Trust on May 9, 2002 at 11:00 a.m., Eastern time, at the offices of Brinson Advisors, Inc., at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the twenty-one series of the Trust (each a "Fund" or a "Series" and, collectively, the "Funds" or "Series").

The Board of Trustees (the "Board") of the Trust recommends that shareholders of the Funds (the "shareholders") cast their votes in favor of:

     1.   Electing four Trustees to the Board of Trustees of the Trust;

     2. Approving the termination of the Trust's Investment Advisory Agreement as it relates to certain Funds and approving a new Investment Advisory Agreement with Brinson Partners, Inc. ("Brinson") for the Funds;

     3.   Amending certain of the Funds'  fundamental  investment  restrictions;
          and

     4.   Eliminating certain of the Funds' fundamental investment restrictions.

PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT AND FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD.

The Board has proposed obtaining shareholder approval to elect the four current Trustees of the Trust.

In addition, the Board has proposed the termination of the Trust's Investment Advisory Agreement as it relates to certain Funds and has proposed a new Investment Advisory Agreement for these Funds with Brinson. The new Investment Advisory Agreement will provide Brinson with greater flexibility in utilizing the investment expertise of its foreign affiliates in the UBS AG investment advisory network, as well as provide Brinson with the authority to engage sub-advisors for the Funds.

Finally, the Board has proposed amending and/or eliminating certain of the Funds' fundamental investment policies. We believe that the recommended changes will provide additional investment flexibility for the Funds, as further described in the attached Proxy Statement. We urge you to approve these proposals, which are designed to benefit all shareholders by providing the Funds with greater flexibility in pursuing their investment objectives.

The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Funds, we hope that this format will be helpful to you.

                                        Sincerely,

                                        Brian M. Storms
                                        President
                                        Brinson Relationship Funds

                           BRINSON RELATIONSHIP FUNDS

                            209 South LaSalle Street
                             Chicago, Illinois 60604

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       of
                           BRINSON RELATIONSHIP FUNDS

                             To be held May 9, 2002

TO THE SHAREHOLDERS OF BRINSON RELATIONSHIP FUNDS

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS of Brinson Relationship Funds (the "Trust") will be held on May 9, 2002 at the offices of Brinson Advisors, Inc., at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114. (The special meeting is referred to in this Proxy Statement as the "Special Meeting.") Shareholders of the Brinson Global Securities Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Value Equity Fund, Brinson U.S. Small Capitalization Equity Fund, Brinson International Equity Fund, Brinson Emerging Markets Equity Fund, Brinson U.S. Bond Fund, Brinson Short-Term Fund, Brinson Emerging Markets Debt Fund, Brinson U.S. Cash Management Prime Fund, Brinson High Yield Fund, Brinson Securitized Mortgage Fund and Brinson Defensive High Yield Fund series of the Trust (collectively, the "Funds" or the "Series") will be eligible to vote at the Special Meeting. The Special Meeting will convene at 11:00 a.m., Eastern time. The Trust proposes to mail this notice of the Special Meeting, the proxy card, and the Proxy Statement on or about March 31, 2002, to shareholders of record as of February 26, 2002.

The following proposals will be presented to the shareholders of the Funds (the "shareholders"):

1.   To elect four Trustees to the Board of the Trust;

2. To approve or disapprove the termination of the Trust's Investment Advisory Agreement as it relates to certain Funds and to approve a new Investment Advisory Agreement for these Funds with Brinson Partners, Inc. (for each Fund except Brinson U.S. Cash Management Prime Fund, Brinson High Yield Fund, Brinson Securitized Mortgage Fund and Brinson Defensive High Yield
     Fund);

3. To approve or disapprove amendments to the Funds' fundamental investment restrictions (for each Fund except Brinson High Yield Fund, Brinson Securitized Mortgage Fund and Brinson Defensive High Yield Fund):

     (a) To amend the Funds' fundamental investment restrictions regarding borrowing;

     (b) To amend the Funds' fundamental investment restrictions regarding underwriting;

     (c) To amend the Funds' fundamental investment restrictions regarding lending;

     (d) To amend the Funds' fundamental investment restrictions regarding investments in real estate;

     (e) To amend the Funds' fundamental investment restrictions regarding investments in commodities;

     (f) To amend the Funds' fundamental investment restrictions regarding issuing senior securities and making short sales; and

     (g) To amend the Funds' fundamental investment restrictions regarding industry concentration.

4. To approve the elimination of certain fundamental investment restrictions of the Funds (for each Fund except Brinson High Yield Fund, Brinson Securitized Mortgage Fund and Brinson Defensive High Yield Fund):

     (a) To eliminate the Funds' fundamental investment restrictions regarding investing for control or management;

     (b) To eliminate the Funds' fundamental investment restrictions regarding purchasing securities on margin;

     (c) To eliminate the Funds' fundamental investment restrictions regarding investments in other investment companies; and

     (d) To eliminate the Funds' fundamental investment restrictions regarding investments in oil, gas and/or mineral exploration or development programs or leases.

Only those shareholders of record of the Funds at the close of business on February 26, 2002 will be entitled to notice of, and to vote on, the proposals at the Special Meeting, or at any adjournments thereof.

Shareholders may attend in person. If you plan to attend the Special Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.

March 31, 2002                            By Order of the Board of Trustees,

                                          Amy R. Doberman
                                          Secretary
                                          Brinson Relationship Funds

================================================================================
                           PLEASE RETURN YOUR PROXY IMMEDIATELY
                        TO PREVENT ADDITIONAL SOLICITATION EXPENSE
================================================================================

                                TABLE OF CONTENTS


                                                                                    PAGE
Questions and Answers:  About the Special Meeting and the Proxy Statement...........   1

Proposal #1:  To Elect Four Trustees to the Board of the Trust......................

Proposal #2: Approval of the Termination of the Trust's Investment Advisory
        Agreement as it relates to certain Funds and the approval of a
        New Investment Advisory Agreement for the Funds with Brinson
        Partners, Inc. .............................................................

Proposal #3:  Approval of Amendments to the Funds' Fundamental Investment
        Restrictions

            3(a): Borrowing Money...................................................
            3(b): Underwriting Securities...........................................
            3(c): Lending...........................................................
            3(d): Investments in Real Estate........................................
            3(e): Investments in Commodities........................................
            3(f): Issuing Senior Securities and Making Short Sales..................
            3(g): Concentration of Investments......................................

Proposal #4:  Approval of the Elimination of the Funds' Fundamental
        Investment Restrictions

            4(a): Investing for Control or Management...............................
            4(b): Purchasing Securities on Margin...................................
            4(c): Investments in Other Investment Companies.........................
            4(d): Investments in Oil, Gas and/or Mineral Exploration or
                     Development Programs or Leases ................................

Other Business......................................................................

Information about the Trust.........................................................

Further Information about Voting and the Special Meeting............................

                                      (i)

                           BRINSON RELATIONSHIP FUNDS

                            209 South LaSalle Street
                             Chicago, Illinois 60604


                                 PROXY STATEMENT

                    QUESTIONS AND ANSWERS: ABOUT THE SPECIAL
                         MEETING AND THE PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.   Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of Brinson Relationship Funds (the "Trust") requests your vote on several matters in connection with the special meeting of shareholders (the "Special Meeting") of the Trust. The Special Meeting will be held at 11:00 a.m., Eastern time, on May 9, 2002, at the offices of Brinson Advisors, Inc., at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114. The Trust proposes to mail the Notice of the Special Meeting, the proxy card and the Proxy Statement on or about March 31, 2002, to shareholders of record as of February 26, 2002.

     The Trust was established as a Delaware business trust on August 16, 1994. This Proxy Statement relates to the fourteen (14) series of the Trust with shareholders (each a "Fund," and collectively, the "Funds"):

     o  Brinson Global Securities Fund   o  Brinson U.S. Bond Fund

     o  Brinson U.S. Equity Fund         o  Brinson Short-Term Fund

     o  Brinson U.S. Large               o  Brinson Emerging Markets Debt
        Capitalization Equity Fund          Fund

     o  Brinson U.S. Value Equity Fund   o  Brinson U.S. Cash Management
                                            Prime Fund

     o  Brinson U.S. Small               o  Brinson High Yield Fund
        Capitalization Equity Fund

     o  Brinson International Equity     o  Brinson Securitized Mortgage
        Fund                                Fund

     o  Brinson Emerging Markets         o  Brinson Defensive High Yield
        Equity Fund                         Fund

     A Fund may be referred to in this Proxy Statement as a "Series," and the Funds may be collectively called the "Series."

Q.   Who is eligible to vote?

A. Shareholders of record of the Funds at the close of business on February 26, 2002 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

GENERAL INFORMATION ABOUT THE PROPOSALS

Q.   What is being voted on at the Special Meeting?

A. The Board is asking shareholders of the Funds (the "shareholders") to vote on the following proposals affecting the Funds:


Proposal #       Proposal Description                     Applicable Funds
----------       --------------------                     ----------------
    1          To elect four Trustees to     All Funds
               the Board of the Trust

    2          To      approve       the     Brinson  Global   Securities  Fund,
               termination     of    the     Brinson U.S.  Equity Fund,  Brinson
               Trust's        Investment     U.S.  Large  Capitalization  Equity
               Advisory Agreement as it Fund, Brinson U.S. Value Equity relates to certain Funds Fund, Brinson U.S. Small and the approval of a new Capitalization Equity Fund, Brinson
               Investment       Advisory     International  Equity Fund, Brinson
               Agreement  for the  Funds     Emerging   Markets   Equity   Fund,
               with  Brinson   Partners,     Brinson  U.S.  Bond  Fund,  Brinson
               Inc. ("Brinson")              Short-Term    Fund   and    Brinson
                                             Emerging Markets Debt Fund

     3         To   amend   the   Funds'
               fundamental    investment
               restrictions:

     3(a)      Regarding borrowing           Brinson  Global   Securities  Fund,
                                             Brinson U.S.  Equity Fund,  Brinson
                                             U.S.  Large  Capitalization  Equity
                                             Fund,  Brinson  U.S.  Value  Equity
                                             Fund,     Brinson    U.S.     Small
                                             Capitalization Equity Fund, Brinson
                                             International  Equity Fund, Brinson
                                             Emerging   Markets   Equity   Fund,
                                             Brinson  U.S.  Bond  Fund,  Brinson
                                             Short-Term  Fund,  Brinson Emerging
                                             Markets  Debt Fund and Brinson U.S.
                                             Cash Management Prime Fund

     3(b)      Regarding underwriting        Same  Funds  as  listed  above  for
               securities                    Proposal #3(a)

     3(c)      Regarding lending             Same  Funds  as  listed  above  for
                                             Proposal #3(a)

     3(d)      Regarding investments in      Same  Funds  as  listed  above  for
               real estate                   Proposal #3(a)


     3(e)      Regarding investments in      Same  Funds  as  listed  above  for
               commodities                   Proposal #3(a)

     3(f)      Regarding issuing senior      Same  Funds  as  listed  above  for
               securities and making short   Proposal #3(a)
               sales

     3(g)      Regarding industry            Same  Funds  as  listed  above  for
               concentration                 Proposal #3(a)

     4         To eliminate the Funds'
               fundamental investment
               restrictions:

Proposal #       Proposal Description                     Applicable Funds
----------       --------------------                     ----------------

     4(a)      Regarding  investing          Brinson  Global   Securities  Fund,
               for control or management     Brinson U.S.  Equity Fund,  Brinson
                                             U.S.  Large  Capitalization  Equity
                                             Fund,  Brinson  U.S.  Value  Equity
                                             Fund,     Brinson    U.S.     Small
                                             Capitalization Equity Fund, Brinson
                                             International  Equity Fund, Brinson
                                             Emerging   Markets   Equity   Fund,
                                             Brinson  U.S.  Bond  Fund,  Brinson
                                             Short-Term  Fund,  Brinson Emerging
                                             Markets  Debt Fund and Brinson U.S.
                                             Cash Management Prime Fund

     4(b)      Regarding purchasing          Same  Funds  as  listed  above  for
               securities on margin          Proposal #4(a)

     4(c)      Regarding                     Same  Funds  as  listed  above  for
               investments in other          Proposal #4(a)
               investment companies

     4(d)      Regarding                     Same  Funds  as  listed  above  for
               investments  in oil,          Proposal #4(a)
               gas  and/or  mineral
               exploration or
               development programs
               or leases

     At its meeting on August 28, 2001, the Board considered and approved the proposed changes to the fundamental investment restrictions of certain Funds. At meetings of the Board held on August 28, 2001 and December 13, 2001, the Board considered the termination of the Investment Advisory
     Agreement as it relates to certain Funds and the approval of a new Investment Advisory Agreement with Brinson for these Funds. The Board approved the new Investment Advisory Agreement for each of these Funds, and recommended that the Agreement be submitted for shareholder approval. The proposed Investment Advisory Agreement and each of the changes to the fundamental investment restrictions are subject to shareholder approval. At a special meeting of the Board held on February 15, 2002, the Board also approved submitting a proposal to shareholders for the election of the four Trustees. The purposes of the Special Meeting are set forth in the accompanying Notice.


Q.   How do the Trustees recommend that I vote on these proposals?

A.   The Trustees recommend that shareholders vote FOR each proposal.

INFORMATION REGARDING PROPOSAL #1

Q.   Who am I being asked to elect as Trustees to the Board of the Trust?

A.   Shareholders  are being  asked to elect the four  current  Trustees  of the
     Trust: Walter E. Auch, Frank K. Reilly, Edward M. Roob and Brian M. Storms.

INFORMATION REGARDING PROPOSAL #2

Q. Why is management proposing a new Investment Advisory Agreement for certain Funds containing a provision to permit Brinson to utilize investment personnel of its foreign affiliates?

A. The Funds' current Investment Advisory Agreement only allows for a limited exchange of information between Brinson and its foreign affiliates in managing the assets of the Funds. By approving a new Investment Advisory Agreement that explicitly permits Brinson to utilize the investment personnel associated with its foreign affiliates, Brinson will have the opportunity to take advantage of the investment expertise of its foreign affiliates in managing certain assets of the Funds.

Q. Why is management proposing a new Investment Advisory Agreement for certain Funds containing a provision that will provide Brinson with the authority to engage sub-advisors?

A. The current Investment Advisory Agreement for certain Funds does not explicitly permit Brinson to engage the services of sub-advisors. Although Brinson does not currently contemplate engaging sub-advisors for these Funds, the new Investment Advisory Agreement will provide Brinson with the future flexibility to enter into a sub-advisory arrangement for a Fund upon its approval by the Board and, if necessary, the Fund's shareholders.

Q. Will the approval of the new Investment Advisory Agreement affect the fees charged to shareholders?

A. The approval of the new Investment Advisory Agreement for the Funds will not result in an increase in the fees charged to shareholders. Under the new Investment Advisory Agreement, Brinson will continue to provide its investment advisory services without compensation.

INFORMATION REGARDING PROPOSALS #3 AND #4

Q. Why am I being asked to approve amendments to the fundamental investment restrictions of certain Funds?

A. Certain Funds' fundamental investment restrictions were adopted in response to state laws that are no longer applicable, or to market conditions that no longer exist, and thus may be overly restrictive. Approval of the proposed amendment of these fundamental restrictions will provide the Funds with greater investment flexibility within the boundaries imposed by applicable law. The proposed changes are not expected to have any immediate effect on the manner in which the Funds are managed.

Q. Why am I being asked to approve the elimination of fundamental investment restrictions of certain Funds?

A. Several of the Funds' current fundamental investment restrictions reflect past regulatory, business or industry conditions, and practices or requirements that are outdated, unnecessary or potentially burdensome. Approval of the proposals to eliminate certain investment restrictions initially will not result in any immediate changes to the management of the Funds, but will provide the Funds with greater flexibility to pursue their investment goals.

Q. Are there any proposals that will impact the Funds' investment policies or limitations?

A. Yes. Although none of the proposed changes to the Funds' investment restrictions is expected to materially impact the day to day management of the Funds, it is proposed that certain of the Funds' investment restrictions that are "fundamental" (that is, those that cannot be changed without shareholder approval) be amended or eliminated. If these proposals are approved by shareholders, Brinson and the Board will have more flexibility to respond to future developments by changing the Funds' investment policies in a manner intended to achieve the Funds' investment goals without obtaining shareholder approval. Shareholders, of course, will be informed of any significant changes to the Funds' investment restrictions before such changes are implemented, and any additional amendments to the fundamental investment restrictions will be required to be submitted to shareholders, for their approval. These proposals are intended only to eliminate the cost and delay of seeking shareholder approval for changes in investment restrictions that would not otherwise require convening a shareholder meeting. Given the minimal impact of these changes on the day-to-day management of the Funds, shareholder approval of these proposals is not expected to increase the Funds' overall level of risk.

ADDITIONAL INFORMATION REGARDING THE PROPOSALS

Q.   When will the proposals take effect if they are approved?

A. Each of the proposals will become effective immediately upon approval of the shareholders.

Q.   How do I vote my shares?

A. You may vote your shares (i) in person, by attending the Special Meeting, or (ii) by mail or fax. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided. You can fax your vote by signing and dating the proxy and faxing both sides of the card to [1-___-___-____].

     Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of Proposals #1 through #4, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for any of Proposals #1 through #4, your shares will be voted by the proxies as follows:

     o    IN FAVOR of the election of the four Trustees (Proposal #1);

     o IN FAVOR of terminating the Trust's existing Investment Advisory Agreement as it relates to certain Funds and approving a new Investment Advisory Agreement for these Funds with Brinson (Proposal #2);

     o IN FAVOR of amending the fundamental investment restrictions that apply to certain Funds (Proposals #3(a)-#3(g)); and

     o IN FAVOR of eliminating the fundamental investment restrictions that apply to certain Funds (Proposals #4(a)-#4(d)).

Q.   If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation, or (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                                  THE PROPOSALS


          PROPOSAL #1: TO ELECT FOUR TRUSTEES TO THE BOARD OF THE TRUST

Who are shareholders being asked to elect as Trustees?

Management has proposed the election of Walter E. Auch, Frank K. Reilly,  Edward
M. Roob and Brian M. Storms (collectively the "Nominees") to the Board of Trustees of the Trust. Each Nominee is currently a member of the Board. Messrs. Auch, Reilly and Roob have served in their capacities as Trustees of the Trust since August 16, 1994, the date of inception of the Trust, and were elected by the sole shareholder of the Trust. Mr. Storms was appointed to the Board in May 2001 to fill the vacancy that resulted from the resignation of Andrew J. O'Reilly. Mr. Storms (the "Interested Trustee") is considered an "interested person" of the Trust as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act"), due to the positions he holds with Brinson and its affiliates. Messrs. Auch, Reilly and Roob (collectively, the "Independent Trustees") are not considered interested persons under the 1940 Act.

All Nominees have consented to serve if elected. If elected, each Nominee will hold office during the lifetime of the Trust until he resigns, his term of office is terminated due to his death, declination, retirement, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, his removal or until the next meeting of shareholders to elect Trustees and the election and qualification of his successor. If each of the four Nominees is elected, they will constitute the entire Board of the Trust. If Mr. Storms should withdraw or otherwise become unavailable for election, a substitute nominee shall be selected by management. If any of the Nominees that are Independent Trustees should withdraw or otherwise become unavailable for election, the selection of a substitute nominee shall be made by a majority of the Independent Trustees.

Listed in the tables below, for each Nominee, is a brief description of the Nominee's experience as a Trustee of the Trust and as a director or trustee of other funds, as well as other recent professional experience.

Independent Trustees
--------------------

-------------------------------         -------------------------------
Name, Address and Age                   Walter E. Auch
                                        6001 N. 62nd Place
                                        Paradise Valley, AZ  85253
                                        Age:  80
-------------------------------         -------------------------------
Positions Held with the Trust           Trustee
-------------------------------         -------------------------------
Term of Office/1/ and Length of         Trustee since 1994
Time Served
-------------------------------         -------------------------------
Principal Occupations During            Retired;     prior    thereto,
the Past 5 Years                        Chairman  and  CEO of  Chicago
                                        Board  of   Options   Exchange
                                        1979-1986.   Trustee,  Brinson
                                        Supplementary    Trust   since
                                        1997.  Director  Fort Dearborn
                                        Income    Securities,     Inc.
                                        1987-1995.
-------------------------------         -------------------------------
Number of Portfolios in Fund            39     portfolios    in    two
Complex Overseen by Nominee/2/          registered          investment
                                        companies advised by Brinson
-------------------------------         -------------------------------
Other Directorships Held by             Trustee,  Advisors  Funds  (17
Nominee                                 portfolios);   Trustee,  Smith
                                        Barney   Fund    Complex   (27
                                        portfolios); Trustee, Nicholas
                                        Applegate  Institutional  Fund
                                        (19   portfolios);    Trustee,
                                        Banyan Strategic Realty Trust;
                                        Director,    Express   America
                                        Holdings  Corp.; and Director,
                                        Semele Group Inc.
-------------------------------         -------------------------------



-------------------------------         -------------------------------
Name, Address and Age                   Frank K. Reilly
                                        College of Business
                                          Administration
                                        University of Notre Dame
                                        Notre Dame, IN  46556
                                        Age:  66
-------------------------------         -------------------------------
Positions Held with the Trust           Chairman and Trustee
-------------------------------         -------------------------------
Term of Office/1/ and Length of         Trustee since 1994
Time Served
-------------------------------         -------------------------------
Principal Occupations During            Professor, University of Notre
the Past 5 Years                        Dame  since   1982;   Trustee,
                                        Brinson   Supplementary  Trust
                                        since  1997;   and   Director,
                                        Battery    Park   Funds   Inc.
                                        (1995-2001);
-------------------------------         -------------------------------
Number of Portfolios in Fund            40    Portfolios    in   three
Complex Overseen by Nominee/2/          registered          investment
                                        companies advised by Brinson
-------------------------------         -------------------------------
Other Directorships Held by             Director,    Discover    Bank;
Nominee                                 Director,    Morgan    Stanley
                                        Trust,   FSB;  and   Director,
                                        NIBCO, Inc.
-------------------------------         -------------------------------

-------------------------------         -------------------------------
Name, Address and Age                   Edward M. Roob
                                        841 Woodbine Road
                                        Northbrook, IL  60002
                                        Age:  67
-------------------------------         -------------------------------
Positions Held with the Trust           Trustee
-------------------------------         -------------------------------
Term of Office/1/ and Length of         Trustee since 1994
Time Served
-------------------------------         -------------------------------
Principal Occupations During            Retired; prior thereto, Senior
the Past 5 Years                        Vice     President,      Daiwa
                                        Securities     America    Inc.
                                        1986-1993;   Trustee,  Brinson
                                        Supplementary    Trust   since
                                        1997; Director,  Brinson Trust
                                        Company   since   1993;    and
                                        Committee   Member,    Chicago
                                        Stock Exchange 1993-1999.
-------------------------------         -------------------------------
Number of Portfolios in Fund            40    portfolios    in   three
Complex Overseen by Nominee/2/          registered          investment
                                        companies advised by Brinson
-------------------------------         -------------------------------
Other Directorships Held by             CCM Fund Complex (9 portfolios)
Nominee
-------------------------------         -------------------------------


Interested Trustee
------------------


-------------------------------         -------------------------------
Name, Address and Age                   Brian M. Storms
                                        51 W. 52nd Street
                                        16th Floor
                                        New York, New York  10019
                                        Age:  47
-------------------------------         -------------------------------
Positions Held with the Trust           Trustee and President
-------------------------------         -------------------------------
Term of Office/1/ and Length of         Trustee and President since
Time Served                             2001
-------------------------------         -------------------------------
Principal Occupations During            Chief Operating  Officer since
the Past 5 Years                        September  2001 and  President
                                        of  Brinson   Advisors,   Inc.
                                        since  March  1999.   Trustee,
                                        Brinson   Supplementary  Trust
                                        since  2001.  Chief  Executive
                                        Officer of  Brinson  Advisors,
                                        Inc.   from  October  2000  to
                                        September  2001;  President of
                                        Prudential         Investments
                                        (1996-1999);    and   Managing
                                        Director, Fidelity Investments
                                        (prior to 1996). Mr. Storms is
                                        president    of    22    other
                                        investment           companies
                                        (consisting  of 46 portfolios)
                                        for  which  Brinson  Advisors,
                                        Brinson,  UBS  PaineWebber  or
                                        one of their affiliates serves
                                        as  an   investment   advisor,
                                        sub-advisor or manager.
-------------------------------         -------------------------------

-------------------------------         -------------------------------
Number of Portfolios in Fund            39     portfolios    in    two
Complex Overseen by Nominee/2/          registered          investment
                                        companies advised by Brinson
-------------------------------         -------------------------------
Other Directorships Held by             None
Nominee
-------------------------------         -------------------------------
1Each Trustee holds office for an indefinite term.
2Each Nominee currently serves on the Board of the Trust and the Board of Trustees of The Brinson Funds. Messrs. Reilly and Roob also serve on the Board of Directors of Fort Dearborn Income Securities Inc.

The tables below provide information concerning the dollar range of shares that the Nominees owned in the Funds and in the other funds overseen by the Nominees in the Brinson Family of Funds as of November 30, 2001:


Independent Trustees
--------------------

---------------------------- -------------------------- -----------------------
                                                         Aggregate Dollar Range
                                                        of Equity Securities in
                                 Dollar Range of          All Funds Overseen by
                                Equity Securities in       Nominee in Brinson
Name of Nominee                     the Funds               Family of Funds(1)
---------------------------- -------------------------- -----------------------
Walter E. Auch               $0                         $10,000 to $50,000

Frank K. Reilly              $0                         Over $100,000

Edward M. Roob               $0                         Over $100,000
---------------------------- -------------------------- -----------------------


Interested Trustee
------------------

---------------------------- -------------------------- -----------------------
                                                         Aggregate Dollar Range
                                                        of Equity Securities in
                                 Dollar Range of          All Funds Overseen by
                                Equity Securities in       Nominee in Brinson
Name of Nominee                     the Funds               Family of Funds(1)
---------------------------- -------------------------- -----------------------
Brian M. Storms              $0                         $0
---------------------------- -------------------------- -----------------------

(1) This represents the aggregate dollar value of the shares owned by each Trustee in the registered investment companies in the Brinson Family of Funds for which the Trustee serves as a director or trustee. The Brinson Family of Funds includes funds for which Brinson is the investment advisor.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of each Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. During the fiscal year ended December 31, 2001, there were five meetings of the Board, and each Trustee then in office attended at least 75% of these meetings. The Audit Committee also met once during the fiscal year ended December 31, 2001. Each Trustee who serves on the Audit Committee attended this meeting.

Messrs. Auch, Reilly and Roob currently serve on the Audit Committee of the Board. The Audit Committee has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditor's audit activity, (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal controls. The Board has no separate nominating or investment committee.

The Trust pays each Independent Trustee a fee of $6,000 per year, plus $300 per Fund per meeting, and reimburses each Trustee for out-of-pocket expenses in connection with travel and attendance at Board meetings. The table below includes certain information concerning the compensation of the Independent Trustees for the fiscal year ended December 31, 2001:

--------------------------------------------------------------------------------
                       Aggregate Compensation        Total Compensation from
                  from the Trust for Fiscal Year        the Trust and Fund
Name of Trustee      Ended December 31, 2001*      Complex Paid to Trustees (*)
--------------------------------------------------------------------------------
    Walter E. Auch                $21,000                      $ 50,600

    Frank K. Reilly                21,000                        62,900

    Edward M. Roob                 21,000                        62,900
--------------------------------------------------------------------------------

* This amount represents the aggregate amount of compensation paid to the Independent Trustees for: (a) service on the Board for the Trust's most recently completed fiscal year; and (b) service on the Board of Trustees/Directors of three other investment companies managed by Brinson for the fiscal year ended December 31, 2001, with respect to Messrs. Reilly and Roob, and two other investment companies managed by Brinson for the fiscal year ended December 31, 2001, with respect to Mr. Auch. Mr. Storms did not receive any compensation from the Trust for the fiscal year ended December 31, 2001.

Who are the executive officers of the Trust?

The Trustees elect the officers of Trust, who are responsible for administering the day-to-day operations of the Funds. The following individuals are executive officers of the Trust: Brian M. Storms, Amy R. Doberman, Paul H. Schubert, Joseph T. Malone, David E. Floyd and Mark F. Kemper. In addition to being executive officers of the Trust, these individuals are also officers and/or employees of Brinson or Brinson Advisors, Inc.. None of these individuals receives compensation from the Trust for services to the Trust. Exhibit A of this Proxy Statement provides information about these officers, including certain biographical information, the positions they hold with the Trust and their principal occupations over the past five years.

What approvals are required to elect the Nominees?

If a quorum is present, the affirmative vote by the shareholders of the Trust present, either in person or by proxy, holding more than 50% of the total shares of the shareholders present, either in person or by proxy at such meeting, shall elect the Nominees.

                        THE BOARD OF TRUSTEES RECOMMENDS
               THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOUR
           NOMINEES DESCRIBED IN PROPOSAL #1 AS TRUSTEES OF THE TRUST

             PROPOSAL #2: APPROVAL OF THE TERMINATION OF THE TRUST'S
            INVESTMENT ADVISORY AGREEMENT, AS IT RELATES TO CERTAIN
                FUNDS, AND APPROVAL OF A NEW INVESTMENT ADVISORY
                                   AGREEMENT

This proposal applies to each Fund except Brinson High Yield Fund, Brinson Defensive High Yield Fund, Brinson U.S. Cash Management Prime Fund and Brinson Securitized Mortgage Fund.

Why are shareholders being asked to approve the termination of the Trust's Investment Advisory Agreement, as it relates to certain Funds, and the approval of a new Investment Advisory Agreement?

Brinson provides portfolio management, research and analysis for the Funds pursuant to an Investment Advisory Agreement (the "Current Brinson Agreement") dated April 26, 1995, as amended from time to time. The Current Brinson Agreement is attached to this Proxy Statement as Exhibit B. Shareholders are being asked to approve the termination of the Current Brinson Agreement as it relates to their Fund and approve a new Investment Advisory Agreement for the Funds (the "New Brinson Agreement") between the Trust and Brinson. Attached as Exhibit C to this Proxy Statement is the New Brinson Agreement for the Funds. The New Brinson Agreement is being proposed to provide Brinson with the authority to engage sub-advisors for the Funds (the "Sub-Advisor Provision") and to allow Brinson to utilize foreign affiliates in the management of the Funds (the "Foreign Affiliate Provision"). The differences between the Current Brinson Agreement and the New Brinson Agreement with regard to these two provisions are discussed below.

How do the provisions of the New Brinson Agreement differ from the terms of the Current Brinson Agreement?

The overwhelming majority of the material provisions of the Current Brinson Agreement and the New Brinson Agreement are identical. The terms of the New Brinson Agreement are identical to the Current Brinson Agreement as the Agreements relate to: (i) the duties of Brinson as investment advisor to the Funds, (ii) the execution of portfolio transactions by Brinson for the Funds,
(iii) the reports that Brinson must furnish to the Funds, (iv) the standard of care that governs Brinson in serving as advisor to the Funds, (v) the duration of the Agreements, and (vi) certain other provisions that are not material to the present purposes. Significantly, the provisions for the compensation of Brinson for its advisory services are also identical in the New Brinson Agreement and the Current Brinson Agreement. The approval of the New Brinson Agreement will not result in the institution of an investment advisory fee payable to Brinson by any Fund.

However, the New Brinson Agreement differs from the Current Brinson Agreement with regard to the Foreign Affiliate Provision and the Sub-Advisor Provision, as discussed below.

The Foreign Affiliate Provision
-------------------------------

Unlike the Current Brinson Agreement, the New Brinson Agreement will explicitly permit Brinson to utilize the services of certain investment advisory personnel of its affiliates located throughout the world in its management of the assets of the Funds. The Current Brinson Agreement for the Funds allows for only a limited exchange of information between Brinson and foreign subsidiaries of UBS AG ("UBS") in managing the assets of these Series. Under the Current Brinson Agreement, Brinson is permitted to obtain statistical and other factual information and advice regarding economic factors and trends from foreign subsidiaries and to utilize the trading departments of its foreign affiliates. However, the Current Brinson Agreement states that Brinson may not generally receive advice or recommendations regarding the purchase or sale of securities from foreign subsidiaries. The New Brinson Agreement will include a Foreign Affiliate Provision that will permit Brinson to obtain statistical and other factual information and advice regarding economic factors and trends from foreign subsidiaries, utilize the trading departments of its foreign affiliates and obtain investment services from certain investment advisory personnel of its affiliates located throughout the world to the extent permitted under interpretations of the staff of the Securities and Exchange Commission ("SEC") of the federal securities laws.

The Foreign Affiliate Provision in the New Brinson Agreement will enhance the Funds' ability to benefit from the investment expertise of affiliates of Brinson located throughout the world. Under SEC staff interpretations of the federal securities laws, subject to certain requirements, an SEC registered investment advisor, such as Brinson, is permitted to obtain investment services in managing the assets of its advisory clients, including mutual funds, from individuals associated with its foreign affiliates. As stated above, the New Brinson Agreement explicitly provides that Brinson may utilize the services of certain investment advisory personnel of its affiliates located throughout the world. Under this provision, Brinson will have the authority to utilize analysts, portfolio managers, asset allocation experts and others located in offices of its foreign affiliates in managing the assets of the Funds. While Brinson does intend to utilize the investment personnel of its foreign affiliates in managing the assets of the Funds with a global focus, Brinson does not contemplate using such investment personnel in managing the assets of the Funds that invest substantially all of their assets in U.S. issuers.

The Sub-Advisor Provision
-------------------------

The Current Brinson Agreement does not provide Brinson with the authority to engage sub-advisors. The New Brinson Agreement, in its Section 8, specifically authorizes Brinson to utilize sub-advisors by providing that Brinson may, at its own expense, select and contract with one or more affiliated or unaffiliated sub-advisors registered under the

Investment Advisers Act of 1940, as amended, to perform some or all of the investment advisory services for a Fund. The New Brinson Agreement states that Brinson will continue to have responsibility for all advisory services furnished by any sub-advisor for a Fund, and may, at any time in its sole discretion, terminate the services of any sub-advisor.

Although sub-advisory arrangements are not currently contemplated for any of the Funds, this provision will provide Brinson with the flexibility in the future to employ a sub-advisor for one of these Funds upon Board and shareholder approval, if necessary, of a sub-advisory agreement.

What factors did the Board consider in approving the New Brinson Agreement?

The Board, at its meetings on August 28, 2001 and December 13, 2001, upon the recommendation of Brinson, considered the proposal to terminate the Current Brinson Agreement as it relates to these Funds and approve the New Brinson Agreement between the Trust and Brinson for the Funds. The Board authorized the submission of the proposal to shareholders for approval.

The Board considered that the New Brinson Agreement would explicitly authorize Brinson to take advantage of the investment expertise with respect to foreign securities available through certain investment personnel of its foreign affiliates in the UBS investment advisory network. The Board also considered that approval of such changes would permit Brinson to fully exploit the benefits that may be derived from its being part of the UBS investment advisory network. The Board noted that to the extent that Brinson engaged investment personnel of foreign affiliates to assist in the management of the assets of a Fund, Brinson would maintain responsibility for monitoring the foreign investment personnel with respect to the recommendations and advice relating to the Fund and would continue to have ultimate responsibility with respect to the management of the Fund's assets.

The Board also considered that the New Brinson Agreement would provide Brinson with the future flexibility to engage sub-advisors to assist in managing the Funds' portfolios. The Board noted that the proposed provision regarding the ability to engage sub-advisors in the New Brinson Agreement is identical to the provision contained in the Investment Advisory Agreement for other series of the Trust. The Board noted that while this provision would permit Brinson to engage a sub-advisor for a Fund without a future amendment to its Investment Advisory Agreement, any future sub-advisory arrangement would be required to be approved by the Board and, if necessary, the Fund's shareholders.

Finally, the Board noted that the New Brinson Agreement is otherwise identical to the Current Brinson Agreement.

What are the other material provisions of the Current Brinson Agreement and the New Brinson Agreement?

As stated above, most of the material provisions of the Current Brinson Agreement and the New Brinson Agreement (collectively, the "Brinson Agreements") are identical. The

Brinson Agreements provide that Brinson will manage the investment and reinvestment of the assets of each Fund, and will continuously review, supervise and administer the investment programs of each Fund, to determine, in Brinson's discretion, the assets to be held uninvested. Brinson is responsible for providing the Trust with records regarding its investment advisory activities that the Trust is required to maintain, and for rendering regular reports to the Trust's officers and Trustees concerning Brinson's discharge of its responsibilities under the Brinson Agreements.

Brinson will, at its own expense, provide office space, furnishings, equipment and personnel required for performing its duties under the Brinson Agreements. Brinson also furnishes all necessary advisory and research facilities and prepares reports to comply with the reporting requirements of various federal and state regulatory authorities. Each Fund pays all of its respective expenses other than those expressly assumed by Brinson.

The Brinson Agreements provide that decisions regarding the placement of portfolio brokerage are made by Brinson, with the primary considerations being to obtain efficiency in execution of orders and the most favorable net prices for each Fund. Consistent with those objectives, transactions may be allocated to brokers and dealers that furnish certain research services to Brinson. Such research services supplement Brinson's own research activities and provide a benefit to Brinson that is not easily evaluated in terms of a dollar amount and is not reflected in a direct monetary benefit to any Fund. Such research may be used to benefit other investment companies and advisory accounts advised by Brinson, as well as each Fund. Transactions may also be executed through brokers and dealers who sell shares of a Fund, subject to Brinson's duty to seek best execution for trades. The Brinson Agreements authorize Brinson to place portfolio transactions for the Funds with broker-dealers for commissions that are greater than another broker or dealer might charge if Brinson determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Brinson's overall responsibilities with respect to the Funds, and to other fund and advisory accounts as to which Brinson exercises investment discretion.

The Brinson Agreements are effective for two years from the date on which they are executed. The Brinson Agreements are renewable for successive one year periods if such continuance is approved at least annually by: (i) the Board or by the vote of a majority of the respective Fund's outstanding voting securities as defined in the 1940 Act; and (ii) by the vote of a majority of Trustees who are not parties to the Brinson Agreements or "interested persons" as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Each Brinson Agreement may be terminated, without penalty, at any time by the Trust, on behalf of a Fund or by Brinson on 60 days' written notice. Each Brinson Agreement will automatically terminate in the event of its assignment.

Under the Brinson Agreements, Brinson receives no fees from the Funds for providing investment advisory services to the Funds, and Brinson is responsible for paying all of its own expenses.

Brinson has agreed to assume expenses of each Fund to limit total operating expenses of the Funds to the rates set forth in the chart below:

Series                                               Expense Limitation
------                                               ------------------

Brinson Global Securities Fund                              0.05%
Brinson U.S. Equity Fund                                    0.01%
Brinson U.S. Large Capitalization Equity Fund               0.01%
Brinson U.S. Value Equity Fund                              0.01%
Brinson U.S. Small Capitalization Equity Fund               N/A*
Brinson International Equity Fund                           0.06%
Brinson Emerging Markets Equity Fund                        0.50%
Brinson U.S. Bond Fund                                      0.01%
Brinson Short-Term Fund                                     0.05%
Brinson Emerging Markets Debt Fund                          0.50%

* Brinson has agreed to pay all of the total operating expenses of this Fund.

Brinson may terminate any expense limitation listed above at any time for a Fund in Brinson's sole discretion.

For the fiscal year ended December 31, 2000, the Funds listed below paid the following brokerage commissions to UBS Warburg LLC ("Warburg"), an affiliated broker-dealer of Brinson:


                      Aggregate Dollar      Percentage of     Percentage of
                          Amount of           Aggregate      Aggregate Dollar
                    Commissions Paid to  Commissions Paid to   Amount Paid to
Series                     Warburg            Warburg            Warburg
------                     -------            -------            -------
Brinson Global             $63,579                4.41%            1.33%
Securities Fund

Brinson U.S. Equity       $176,686               50.69%           22.33%
Fund

Brinson U.S. Value          $8,223                4.07%            3.29%
Equity Fund

The Current Brinson Agreement was approved and continued for a one-year period at a meeting of the Board held on February 16, 2001. At a meeting held on December 13, 2001, the Board approved the Current Brinson Agreement for an interim period from March 1, 2002 until April 1, 2002. The Current Brinson Agreement between the Trust, on behalf of the Funds, is dated April 26, 1995. On April 26, 1995, the Current Brinson Agreement was entered into on behalf of the Brinson U.S. Small Capitalization Equity Fund, Brinson Emerging Markets Equity Fund, Brinson Global Securities Fund and Brinson Emerging Markets Debt Fund. The Brinson International Equity Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund and Brinson U.S. Bond Fund were added to the Current Brinson Agreement by an amendment dated June 26, 1997, and the Brinson U.S. Value Equity Fund and Brinson Short-Term Fund were added by an amendment dated June 1, 1998. The Current Brinson Agreement was approved by the sole initial shareholder of the respective Fund in connection with the commencement of operations of that Fund.

If the New Brinson Agreement is not approved by shareholders of a Fund, the Current Brinson Agreement will remain in place for that Fund, and the Board will consider what additional action, if any, should be taken.

What approvals are required to implement the New Brinson Agreement?

The approval of the New Brinson Agreement for a Fund requires the approval of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of (A) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a " Majority Vote").

                        THE BOARD OF TRUSTEES RECOMMENDS
            THAT SHAREHOLDERS VOTE FOR THE TERMINATION OF THE TRUST'S
            INVESTMENT ADVISORY AGREEMENT, AS IT RELATES TO CERTAIN
                FUNDS, AND APPROVAL OF A NEW INVESTMENT ADVISORY
                     AGREEMENT AS DESCRIBED IN PROPOSAL #2

                      APPROVAL OF AMENDMENTS TO THE FUNDS'
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction to Proposals #3(a) through #3(g) and #4(a) through #4(d)

Why are the Funds amending or eliminating certain of their fundamental investment restrictions?

The Funds are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the company's trustees without shareholder approval. These restrictions limit the investment activities of Brinson as the Funds' investment advisor.

After the Trust was organized in 1994, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions that were historically imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and therefore, these state requirements no longer apply to investment companies.
Certain of the Funds are currently subject to fundamental investment restrictions that are either more restrictive than those required under present law, or are no longer required at all, or that were adopted in response to regulatory, business and industry conditions that no longer exist.

Accordingly, the Trustees have determined to present to the shareholders certain proposed changes to the fundamental investment restrictions of the Funds for their consideration. The proposed amendments would:

o simplify, modernize and standardize the fundamental restrictions that are required to be stated under the 1940 Act; and
o eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

Brinson believes there are several distinct advantages in revising the Funds' fundamental investment restrictions at this time. It is in the shareholders' best interests to eliminate restrictions on how the Funds are managed that were put in place because of regulatory and business conditions that no longer exist. Because there will be fewer fundamental investment restrictions, there will be less need in the future to seek shareholder approval to make the changes to how the Funds are managed. This will save shareholders the costs associated with holding shareholder meetings in the future. Brinson believes that its ability to manage the Funds' assets in a changing investment environment will be enhanced because the Funds will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by being able to revise certain investment policies with Board approval only. Furthermore, by standardizing investment restrictions, the Funds will be able to more efficiently and more easily monitor portfolio compliance.

The recommended changes are specified below. Each of Proposals #3(a) through #3(g) and Proposals #4(a) through #4(d) will be voted on separately by shareholders of each Fund that is effected by the proposed changes, and the approval of each Proposal by each Fund will require the approval by a Majority Vote. (See "Further Information About Voting and the Special Meeting" below.)

Description of the Proposed Changes

The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized amendments will not affect the Funds' investment objectives. Although the proposed amendments to the fundamental investment restrictions will give the Funds greater flexibility to respond to future investment opportunities, Brinson does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Funds. Nor does Brinson anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Funds are managed and operated.

The Funds' existing investment restrictions, together with the proposed investment restrictions, are presented below. Certain investment restrictions apply to some, but not to all, of the Funds. Shareholders of the affected Funds will be requested to vote on each proposed restriction separately. For convenience of reference, the Funds' current investment restrictions are presented in bold-faced type below, and the Funds' proposed investment restrictions are presented in italics. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the effect of each proposed change.

                PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE FUNDS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Each of the following sub-proposals apply to the Brinson Global Securities Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Value Equity Fund, Brinson U.S. Small Capitalization Equity Fund, Brinson International Equity Fund, Brinson Emerging Markets Equity Fund, Brinson U.S. Bond Fund, Brinson Short-Term Fund, Brinson Emerging Markets Debt Fund and Brinson U.S. Cash Management Prime Fund.

           PROPOSAL #3(a): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                        RESTRICTIONS REGARDING BORROWING

Current Restriction: Each Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions and in no event in excess of 33 1/3% of the value of its total assets. All borrowings will be from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. Except for the Brinson U.S. Value Equity Fund, Brinson Global Bond Fund, Brinson Short-Term Fund and Brinson International Equity Fund, each Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets.

Proposed Restriction: No Fund may borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required.

What are the legal requirements governing borrowing by the Funds?

The 1940 Act imposes certain limitations on the borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors that might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, an investment company's borrowing restriction must be fundamental.

What effect will amending the current fundamental borrowing restrictions have on the Funds?

The current investment restrictions for each of the Funds, except the Brinson U.S. Value Equity Fund, Brinson Global Bond Fund, Brinson Short-Term Fund and Brinson International Equity Fund, state that the Funds may not purchase securities while borrowings exceed 5% of the value of the Fund's total assets. The 1940 Act limits on borrowing  historically were interpreted to prohibit  investment  companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, the 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, each of the Funds would be permitted to make additional investments, even if borrowings exceed 5% of total assets, provided that the Fund's investment advisor believed that this was in the best interests of the Fund and its shareholders.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #3(a)

           PROPOSAL #3(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                      RESTRICTIONS REGARDING UNDERWRITING

Current Restriction: Each Fund may not act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may technically be deemed to be an "underwriter" as that term is defined in the Securities Act, in selling a portfolio security.

Proposed Restriction: No Fund may act as an underwriter, except to the extent a Fund may be deemed to be an underwriter when selling its own shares.

What are the legal requirements governing underwriting by the Funds?

Under the 1940 Act, the Funds' policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of reselling the securities to the public.
Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Thus, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

What effect will amending the current underwriting restrictions have on the Funds?

The proposed restriction is similar to the Funds' current investment restrictions. However, the proposed underwriting restriction would clarify that the Funds may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 under the 1940 Act. Also, unlike the current restriction, the proposed restriction does not include an exception to the underwriting restriction for the disposition of securities. The disposition of securities is not included as an exception to the proposed restriction because it is unnecessary in that the SEC staff has clarified that resales of privately placed securities by institutional investors, such as the Funds, would not make them underwriters. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Funds are currently managed.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #3(b)

           PROPOSAL #3(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                         RESTRICTIONS REGARDING LENDING

Current Restriction: Each Fund may not make loans, except that this restriction shall not prohibit: (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers.

Proposed Restriction: No Fund may make loans to other persons except: (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

What are the legal requirements governing lending by the Funds?

Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Funds' current fundamental investment restrictions specifically exclude such investment techniques from their prohibitions on making loans. In addition, the Funds' current fundamental restrictions explicitly permit the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the mutual fund industry (the Funds frequently engage in securities lending transactions), and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities. These risks are mitigated by ensuring that the loans are fully collateralized.

What effect will amending the current fundamental lending restrictions have on the Funds?

The proposed restriction is similar to the Funds' current restrictions, but would provide the Funds with somewhat greater lending flexibility. In addition to those investment techniques specifically excluded from the prohibitions on lending in the current investment restrictions, the proposed restriction also would permit the Funds to invest in loan participations and direct corporate loans for investment purposes that recently have become more common as investments for investment companies.

It is not anticipated that adoption of the proposed lending restriction would involve any additional risk as the proposed investment restriction would not affect the way the Funds are currently managed.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #3(c)

           PROPOSAL #3(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
               RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE

Current  Restriction:  Each Fund may not invest in real estate or  interests  in real estate (provided that this will not prevent a Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

Proposed Restriction: No Fund may purchase or sell real estate, except that a Fund may purchase or sell securities of real estate investment trusts.

What effects will amending the current fundamental restrictions on the Funds' investments in real estate have?

Under the 1940 Act, an investment company's investment restriction regarding investment in real estate must be fundamental. The proposed real estate restrictions are substantially the same as the real estate limitation contained in the Funds' current restrictions. Accordingly, the Funds will continue to be prohibited from directly investing in real estate, but will be permitted to purchase or sell securities of real estate investment trusts. Adoption of the proposed fundamental investment restriction is not expected to materially affect the way the Funds are managed or operated.

The Funds' fundamental investment restrictions prohibiting investments in interests in oil, gas and/or mineral exploration or development programs or leases, which currently are grouped within one restriction, are proposed to be eliminated, as discussed below, in Proposal #4(d) of this Proxy Statement.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #3(d)

           PROPOSAL #3(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
               RESTRICTIONS REGARDING INVESTMENTS IN COMMODITIES

Current Restriction: Each Fund may not purchase or sell commodities or commodity contracts, except each Fund may enter into futures contracts and options thereon in accordance with its Registration Statement and may engage in forward foreign currency contracts and swaps.

Proposed Restriction: No Fund may purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

What are the legal requirements governing investments in commodities?

Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, are also considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

What effect will amending the current investment restrictions have on the Funds?

The proposed commodities restriction would clarify that the Funds have the flexibility to: (i) purchase and sell currencies, (ii) invest in futures contracts on securities, currencies and various indices or other financial instruments, and (iii) purchase and sell related options. Under the current restriction, the Funds' permissible activities were confined to futures contracts, options and forward foreign currency contracts and swaps. The proposed restriction expands the types of instruments that the Funds may acquire and the types of transactions that the Funds may enter into. The proposed restriction also clarifies that investments may be made in these instruments for any purpose, including for investment or hedging purposes.

It is not currently anticipated that the proposed investment restriction would result at this time in a material change in the level of investment risk associated with investment in the Funds. Using financial futures instruments can involve substantial risks, and will be utilized only if Brinson believes such investments are advisable.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #3(e)

           PROPOSAL #3(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
          RESTRICTIONS REGARDING ISSUING SENIOR SECURITIES AND MAKING
                                  SHORT SALES

The Funds are subject to fundamental investment restrictions on issuing senior securities that provide:

Current Restriction: No Fund may issue senior securities as defined in the 1940 Act except this restriction will not prevent the Fund from entering into repurchase agreements or reverse repurchase agreements, borrowing money in accordance with [the investment] restriction [relating to borrowing money - see Proposal 3(a) above] or purchasing when issued, delayed delivery or similar securities.

The Funds are also subject to the following restrictions pertaining to making short sales:

Current Restriction: No Fund may sell securities short, except "short sales against the box" or purchase securities on margin, and also except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

Proposed Restriction: No Fund may issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans or pledges, (b)
entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities up to 10% of a Fund's net assets to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

What are the legal requirements governing issuing senior securities and making short sales?

Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes priority over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a mutual fund from issuing senior securities, in order to limit the ability of the mutual fund to use leverage. In general, a mutual fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

SEC staff interpretations allow a mutual fund to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the mutual fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, a mutual fund must designate on its or its custodian bank's books, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits the mutual fund's ability to engage in these types of transactions and thereby limits the mutual fund's exposure to risk associated with these transactions.

What effect will amending the current investment restrictions have on the Funds?

The proposed investment restriction would amend the Funds' current investment restrictions and would permit the Funds to engage in options, futures contracts and forward contracts and to make short sales up to 10% of a Fund's net assets as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed investment restriction also would permit the Funds to engage in permissible types of leveraging transactions. Essentially, the proposed investment restriction clarifies the Funds' ability to engage in those investment transactions (such as repurchase and reverse repurchase transactions)1 which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction has been drafted to provide flexibility for the Funds to respond to legal, regulatory and market developments.

----------
1 While not explicitly mentioned in the proposed restriction, the Funds continue to be permitted, under the proposed investment restriction, to engage in when-issued and delayed delivery transactions.

The Funds' current investment restrictions relating to short sales are combined with an investment restriction relating to the maintenance of margin accounts. The adoption of this revised restriction would result in the separation of the Funds' short sales investment restrictions from the Funds' fundamental investment restrictions relating to investments in margin accounts. The investment restrictions relating to investing in margin accounts are proposed to be eliminated (see Proposal #4(b) of this Proxy Statement).

Brinson does not anticipate that any additional risk to the Funds will occur as a result of amending the current investment restrictions because the Funds have no present intention of changing their current investment policies.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #3(f)

           PROPOSAL #3(g): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                 RESTRICTIONS REGARDING INDUSTRY CONCENTRATION

Current Restriction: No Fund may purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by foreign governments or their political subdivisions, or by supranational organizations) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund.

Proposed Restriction: No Fund may concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies).

What are the legal requirements governing industry concentration by the Funds?

Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, an investment company "concentrates" its investments, for SEC purposes, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

What effect will amending the current concentration restrictions have on the Funds?

The proposed restriction would amend the Funds' current investment restrictions by clarifying the concentration policy's application to the Funds' "net" assets, rather than to the Funds' "total" assets. (This is consistent with the SEC's revision of its historical position.) Further, the proposed investment restriction will provide investment flexibility that will help the Funds respond to future legal, regulatory, market or technical developments. However, adoption of the proposed investment restriction is not expected to change materially the way in which the Funds are currently managed or operated.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

                      SHAREHOLDERS VOTE FOR PROPOSAL #3(g)

           PROPOSAL #4: APPROVAL OF THE ELIMINATION OF CERTAIN OF THE
                   FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

Each of the following sub-proposals apply to the Brinson Global Securities Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Value Equity Fund, Brinson U.S. Small Capitalization Equity Fund, Brinson International Equity Fund, Brinson Emerging Markets Equity Fund, Brinson U.S. Bond Fund, Brinson Short-Term Fund, Brinson Emerging Markets Debt Fund and Brinson U.S. Cash Management Prime Fund.


Why is the Board recommending that the fundamental restrictions be eliminated, and what effect will these eliminations have on the Funds?

Certain of the Funds' fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, as a consequence of the enactment of NSMIA, are no longer applicable. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Funds are no longer legally required to include current fundamental investment restrictions pertaining to the four restrictions discussed below in this Proxy Statement.

Brinson has determined that eliminating the fundamental investment restrictions described below is consistent with the federal securities laws, and is therefore recommending that the shareholders approve the recommended eliminations. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, Brinson believes that the Funds will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. Brinson believes that eliminating the restrictions is in the best interest of the Funds' shareholders, as it will provide the Funds with increased flexibility to pursue their investment goals.

What are the risks in eliminating the restrictions?

Brinson does not anticipate that eliminating the investment restrictions will result in any additional risk to the Funds. Although the Funds' current investment restrictions, as drafted, are no longer legally required, the Funds' ability to invest in these four areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Funds have no current intention to change their present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

                      PROPOSAL #4(a): TO REMOVE THE FUNDS'
                  FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING
                   INVESTING TO EXERCISE CONTROL OR MANAGEMENT

Current Restriction: No Fund may make investments in securities for the purpose of exercising control over or management of the issuer.

The Funds' current fundamental investment restriction limits the Funds' ability to invest for purposes of exercising control or management. This investment restriction was enacted in response to various state securities laws and is no longer required because of NSMIA. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company.

Eliminating the investment restrictions will not have any impact on the day to day management of the Funds because the Funds have no present intention of investing in an issuer for the purposes of exercising control or management. Furthermore, in the case of each Fund that is classified as a diversified fund, the 1940 Act provides that, with respect to 75% of the Fund's total assets, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    THAT SHAREHOLDERS VOTE FOR PROPOSAL #4(a)

                PROPOSAL #4(b): TO REMOVE THE FUNDS' FUNDAMENTAL
            INVESTMENT RESTRICTIONS REGARDING PURCHASING SECURITIES
                                   ON MARGIN

As discussed in Proposal #3(f) of this Proxy Statement, the Funds' current fundamental investment restrictions limit the Funds' ability to purchase securities on margin. This investment restriction was originally included in the Funds' list of investment limitations in response to the various state law requirements to which investment companies were subject, which required a stated restriction in utilizing margin accounts. As discussed above, under NSMIA, the Funds are no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental investment restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Funds, since the 1940 Act's prohibitions on these types of transactions would continue to apply to the Funds. The Funds are specifically precluded from purchasing securities on margin by Section 12 of the 1940 Act. The Funds' ability to purchase securities on margin also raises senior security issues. The Funds are prohibited from issuing senior securities under Section 18 of the 1940 Act, as well as under their senior securities investment restrictions. Elimination of the investment restriction, therefore, would not affect the Funds' inability to purchase securities on margin. Finally, the Funds have not previously, nor do they currently intend, to engage in these investment activities.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(b)


                PROPOSAL #4(c): TO REMOVE THE FUNDS' FUNDAMENTAL
             INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN OTHER
                              INVESTMENT COMPANIES

Current Restriction: No Fund may invest in securities of any open-end or closed-end investment company, except in accordance with the 1940 Act or any exemptive order therefrom obtained from the SEC Commission which permits investment by a Fund in other funds or other investment companies or series thereof advised by the Advisor, and also may invest in the securities of closed-end investment companies at customary brokerage commission rates.

The Funds' current fundamental investment restrictions limit the Funds' ability to invest in the securities of other investment companies, except for investment companies advised by Brinson as permitted under the 1940 Act or in accordance with an SEC exemptive order or securities of closed-end investment companies at customary brokerage commission rates. These current restrictions, which are more restrictive than the 1940 Act provisions in this regard, were originally included in the Funds' fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Funds are no longer legally required to retain such a policy as a fundamental investment restriction.

Upon elimination of this investment restriction, the Funds would remain subject to the 1940 Act's restrictions on an investment company's ability to invest in other funds except to the extent the Funds' exemptive orders permit otherwise. The 1940 Act's restrictions state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. The Funds would continue to operate in accordance with the exemptive orders (the "Orders") issued by the SEC that have granted relief to the Funds from the 1940 Act's limitations. The Orders permit, subject to certain conditions, (i) the Funds to invest in other series of the Trust, another investment company advised by Brinson, (ii) certain series of the Trust that are asset allocation series to invest in other series of the Trust that are core series and (iii) the Funds to invest in unregistered investment companies advised by Brinson.

Elimination of this investment restriction should not have an impact on the day to day management of the Funds.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(c)


                PROPOSAL #4(d): TO REMOVE THE FUNDS' FUNDAMENTAL
           INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN OIL, GAS
             AND/OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS OR
                                     LEASES

As discussed in Proposal #3(d) above, the Funds are subject to restrictions pertaining to these activities. These investment restrictions were required to be adopted by certain states prior to the enactment of NSMIA. As these restrictions are no longer required under present law, Brinson has recommended that they be eliminated. Notwithstanding the elimination of these fundamental restrictions, the Funds do not expect to engage in these activities.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(d)

                                 OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than Proposals #1 through #4, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                           INFORMATION ABOUT THE TRUST

Who are the service providers to the Trust?

Investment Advisor. Brinson, a Delaware corporation located in Chicago, Illinois, is an investment advisor registered with the SEC. As of December 31, 2001, Brinson managed approximately $40.1 billion, primarily for institutional clients. Brinson was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson is a wholly owned subsidiary of UBS and a member of the UBS Asset Management Division, which managed over $405 billion as of December 31, 2001. UBS Asset Management has offices worldwide, in addition to Brinson's principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. The address of UBS is P.O. Box CH-8098, Zurich, Switzerland.

In addition to managing the Trust (which consists of twenty-one series), Brinson also serves as investment advisor to two other investment companies: The Brinson Funds (the "Brinson Funds," which consists of eighteen series (the "Brinson Series")) and Fort Dearborn Income Securities, Inc. Brinson serves as sub-advisor to the International Equity Fund series of the Vision Group of Funds and one fund within the Brinson Advisors family of funds.

Brinson acts as the investment advisor to the following series of the Trust (the "Relationship Portfolios") and the Brinson Funds (the "Brinson Portfolios") that have investment objectives similar to the Funds for which shareholders are being asked to approve a new Investment Advisory Agreement:/2/

                                                                              Expense Cap
                                                                               Applicable
                                                                                 to the
                                                        Management Fee       Relationship
The Relationship Portfolios          Net Assets/3/ Payable to Brinson/3/     Portfolios
---------------------------          ----------     ------------------         ----------
Brinson Global Bond Fund                  $0                 N/A                 0.05%
Brinson High Yield Fund              $258,762,177            N/A                 N/A /4/
Brinson Defensive High Yield Fund         $0                 N/A                 0.01%
Brinson U.S. Intermediate                 $0                 N/A                 0.01%
   Capitalization Equity Fund
Brinson Bond Plus Fund                    $0                 N/A                 0.05%
Brinson Short Duration Fund               $0                 N/A                 0.01%
Brinson Enhanced Yield Fund               $0                 N/A                 0.01%
Brinson Securitized Mortgage Fund    $511,017,563            N/A                 0.10%


                                                                            Expense Cap
                                                      Management Fee         Applicable
                                                         Payable          to the Brinson
The Brinson Portfolios          Net Assets/5/           to Brinson           Portfolios
----------------------          ----------              ----------           ----------
U.S. Value Equity Fund          $3,764,991                 0.70%               0.85%
U.S. Small Cap Equity Fund              $0                 1.00%               1.15%
U.S. Real Estate Equity Fund            $0                 0.90%               1.05%
Emerging Markets Debt Fund              $0                 0.65%               1.15%
Emerging Markets Equity Fund            $0                 1.10%               1.60%
Global Balanced Fund          $162,001,593                 0.80%               1.10%
Global Equity Fund             $56,182,356                 0.80%               1.00%


----------
2 Brinson receives no fees from the Relationship Portfolios or the Trust for providing investment advisory services to the Relationship Portfolios, and Brinson is responsible for paying its own expenses.
3 For this Relationship Portfolio, Brinson has agreed to pay all of the Portfolio's total operating expenses.
4 Net assets, in millions, as of January 31, 2002.
5  Net assets, in millions, as of January 31, 2002.

                                                                            Expense Cap
                                                      Management Fee         Applicable
                                                         Payable          to the Brinson
The Brinson Portfolios          Net Assets/5/           to Brinson           Portfolios
----------------------          ----------              ----------           ----------
Global Bond Fund                   $37,933,260                 0.75%               0.90%
U.S. Balanced Fund                 $22,743,887                 0.70%               0.80%
U.S. Equity Fund                  $117,304,831                 0.70%               0.80%
U.S. Large Cap Equity Fund          $3,046,730                 0.70%               0.80%
U.S. Bond Fund                     $81,030,700                 0.50%               0.60%
International Equity Fund         $131,420,967                 0.80%               1.00%


The Chairman and Chief Executive Officer of Brinson is Benjamin F. Lenhardt, Jr. The directors of Brinson are: Gary P. Brinson, Jeffrey J. Diermeier, Benjamin F. Lenhardt, Jr. and Nicholas C. Rassas. The address of each of the directors of Brinson is the offices of Brinson at 209 South LaSalle Street, Chicago, Illinois, 60604. The principal occupation of each of the directors of Brinson is as follows: Mr. Brinson, Director, Chairman of the Board of Directors and Managing Director, Brinson; Mr. Diermeier, Director, Chief Investment Officer and Managing Director, Brinson; Mr. Lenhardt, Director, President, Chief Executive Officer and Managing Director, Brinson; and Mr. Rassas, Director, Vice President and Managing Director, Brinson.

The Administrator. J.P. Morgan Services Company ("J.P. Morgan"), a corporate affiliate of J.P. Morgan Chase & Co., provides administrative, accounting, portfolio valuation and transfer agency services to the Funds. The address of J.P. Morgan is 73 Tremont Street, Boston, MA 02108-3913.

Annual Reports. The Funds' most recent audited financial statements and Annual Report, for the fiscal year ended December 31, 2001, have been previously mailed to shareholders, and are available free of charge. If you have not received an Annual Report for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please write the Trust at the address on the cover page of this Proxy Statement, or call the Trust at 1-800-448-2430, and the Reports and financial statements will be sent to you by first-class mail within three business days.

Other Matters Relating to the Trust. The Trust is an open-end management investment company, as defined in the 1940 Act. The shares of the Trust, when issued, will be fully paid and nonassessable, and within each series, have no preference as to conversion, exchange, dividends, redemption or other features. The shares of the Trust, which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the series and all shares of all series shall vote as a single ("Single Series Voting"); provided, however, that: (i) as to any matter with respect to which a separate vote of any series is required by the 1940 Act or by the law governing Delaware business trusts, such requirement as to a separate vote by that series shall apply in lieu of Single Series Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more series, then, subject to (iii) below, the shares of all other series shall vote as a single series; and (iii) as to any matter which does not affect the interest of a particular series, only the holders of shares of the one or more affected series shall be entitled to vote.


            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date. Shareholders of record at the close of business on February 26, 2002 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

As of the Record Date, there were the following number of shares of beneficial interest outstanding of each Fund:

                                                    Number of Shares Outstanding
                                                    ----------------------------
Brinson Global Securities Fund                          28,722,486.84
Brinson U.S. Equity Fund                                 3,649,026.81
Brinson U.S. Large Capitalization Equity Fund            1,616,641.99
Brinson U.S. Value Equity Fund                           9,296,616.88
Brinson U.S. Small Capitalization Equity Fund            6,879,392.05
Brinson International Equity Fund                        6,188,208.27
Brinson Emerging Markets Equity Fund                    29,500,385.18
Brinson Short-Term Fund                                  3,012,056.07
Brinson Emerging Markets Debt Fund                       4,727,360.19
Brinson U.S. Bond Fund                                   2,331,308.22
Brinson U.S. Cash Management Prime Fund                562,338,278.53
Brinson High Yield Fund                                 18,687,964.40
Brinson Securitized Mortgage Fund                       50,379,484.42
Brinson Defensive High Yield Fund                                1.00

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of management, as of the Record Date, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the:

Brinson Global Securities Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

BTC Global Securities Portfolio Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                        15,453,399.64        53.80%

UBS Cayman Islands Ltd. for
UBS Brinson Global Frontier Port Ltd.
Greg Bennett
UBS House PO Box 852
Georgetown Grand Cayman
Cayman Islands                                  4,721,977.85        16.44%

UBS Cayman Islands Ltd. for the Acct. of
UBS Brinson Global Frontier Fund Ltd. U
Attn: Greg Bennett
PO Box 852
Georgetown Grand Cayman
Cayman Islands                                  3,773,856.02        13.14%

The Bank of New York as Trustee
FBO Georgia Power
Attn: Paula Kornfeld, Master Trust Dept.
1 Wall Street, 12th Floor
New York, NY  10286                             1,790,710.81        6.23%


Brinson U.S. Equity Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

Mary Hitchcock Memorial Hospital
Attn: Sue Shaw
One Medical Center Drive
Lebanon, NH  03756                             3,649,025.81         99.99%

Brinson U.S. Large Capitalization Equity Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

District Board of Trustees of
Miami Dade Community College
11011 SW 104th Street
Miami, FL  33176-3393                           1,357,604.36        83.98%

Osteopathic Heritage Foundation
of Nelsonville
Attn: Richard A. Mitchell
1100 Dennison Ave., 2nd Floor
Columbus, OH  43201-3248                          259,036.64        16.02%


Brinson U.S. Value Equity Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

BTC US Value Equity Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                         8,332,139.93        89.63%

Strafe & COFAO
Indianapolis Symphony Orchestra Fdn.
PO Box 160
Westerville, OH  43086-0160                       869,390.42        9.35%


Brinson U.S. Small Capitalization Equity Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

BTC US Equity Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                         3,662,541.72        53.24%

UBS Pension Fund
PO Box CH-4002
Basel, Switzerland                              1,387,147.82        20.16%

BTC US Small Cap Equity Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                           848,958.73        12.34%

Brinson Relationship Funds
Brinson Global Securities Rel Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                           531,221.51        7.72%


Brinson International Equity Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

Board of Regents of the University
of Wisconsin System
Trust Funds Operations
780 Regent St., P.O. Box 8010
Madison, WI  53708-8010                         3,054,639.11        49.36%

Ronald Family Trust B
Attn: Scott Rutherford
1325 Airmotive Way, Suite 262
Reno, NV  89502                                 1,485,530.93        24.01%

Baptist Health System Inc.
Attn: Robert E. Greene, Sr. V.P.
PO Box 830605
Birmingham, AL  35283-0605                      1,341,289.91        21.67%


Brinson Emerging Markets Equity Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

BTC Emerging Markets Equity Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                        14,007,473.15        47.48%

Brinson Relationship Funds
Brinson Global Securities Rel Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                         4,040,583.43        13.70%

BTC Map Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                         3,371,368.54        11.43%

US West Pension Trust
Brinson Partners International
Attn: Mary Beth Gorrell
7800 E. Orchard Rd., Suite 290
Englewood, CO  80111                            2,598,298.63        8.81%


Brinson Short-Term Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

Bruker Daltonics Securities Corp
15 Fortune Drive
Billerica, MA  01821
                                                2,850,330.91        94.63%
Seguro De Depositos SA
Attn: Dr. Jose Carlos Jaime
AV Corrientos 311 Piso 10
1043 Buenos Aires Argentina                       159,588.77        5.30%


Brinson U.S. Bond Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

Nemours Foundation
Attn:  John Suddeth
4600 Touchton Road, E Bldg., Suite 500
Jacksonville, FL  32246                         2,102,708.72        90.20%

Trustees of Michigan Electrical Employees
Health Plan
Suite 401
6011 W. St. Joseph Street
Lansing, MI  48917                                228,598.51        9.81%


Brinson Emerging Markets Debt Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

LGT Capital Invest SC2 Limited
Herrengasse 72 5450 VAUZ
Principality of Liechtenstein                   1,921,472.68        40.65%

Brinson Relationship Funds
Brinson Global Securities Rel Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                           686,191.12        14.52%

BTC Map Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                           583,500.35        12.34%

BTC Emerging Markets Bond Fund
Attn: Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                           548,601.11        11.60%

Telias Pensionsstiftelse 2
c/o Telia Pension Funds
Marbackagatan 11
S 123 86 Farsta Sweden                            424,188.01        8.97%


Brinson U.S. Cash Management Prime Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

Wilmington Trust Trustee for
The Brinson Partners Supplemental
Incentive Compensation Plan
1100 N. Market Street, Rodney Square North
Wilmington, DE  19890                          280,369,317.17       49.86%

BTC US Cash Mgmt Prime Fund
Attn:  Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604                             184,256,550.55       32.77%

Perot Systems Corporation
Attn: Cash Manager
12404 Park Central Dr.
Dallas, TX  75251                              31,749,438.80        5.65%


Brinson High Yield Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

BTC US High Yield Fund
Attn:  Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                         7,030,222.58        37.62%

Brinson Relationship Funds
Brinson Global Securities Rel Fund
Attn:  Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                         2,568,720.88        13.75%

BTC Map Fund
Attn:  Pooled Funds Group
209 S. LaSalle Street
Chicago, IL  60604-1295                         2,078,738.68        11.12%

Telias Pensionsstiftelse 2
C/o Telia Pension Funds
Marbackagatan 11
S 123 86 Farsta Sweden                          1,984,726.96        10.62%


Brinson Securitized Mortgage Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

BTC Collective Investment Trust
For PPS Trusts-Securitized US Mort Fund
209 S. LaSalle Street
Chicago, IL  60604                             39,303,918.04        78.02%

Calouste Gulbenkian Foundation
c/o UBS Asset Mngt.
Attn: Chris Leyshon
Triton Court, 14 Finsbury Square
London England EC2 1PD United Kingdom           9,013,674.80        17.89%


Brinson Defensive High Yield Fund

Name & Address of Beneficial Owners            Number of Shares     Percentage
-----------------------------------            ----------------     ----------

CMC Holding Delaware Inc.
500 Stanton Christiana Road
Newark, DE  19713                                       1.00        100%


As of February 26, 2002, each individual officer and Trustee of the Trust owned beneficially less than 1% of the outstanding shares of each Fund and of the Trust. Also, as of February 26, 2002, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds and of the Trust.

Voting Methods. You may vote your shares in one of several ways. You can vote by mail, fax, or in person at the Special Meeting.

To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided. To vote by fax, sign the proxy and fax both sides of the card to 1-___-___-___.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals #1 through #4, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals #1 through #4, your shares will be voted IN FAVOR of the election of the four Trustees (Proposal #1), IN FAVOR of the New Brinson Agreement (Proposal #2), IN FAVOR of the amendments to the Funds' fundamental investment restrictions (Proposals #3(a)-#3(g)) and IN FAVOR of the elimination of certain fundamental investment restrictions of the Funds (Proposals #4(a)-#4(d)).

Revocation of Proxies. You may revoke your proxy at any time by sending to the Trust a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be shared equally between the Trust and Brinson Advisors. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of Brinson or Brinson Advisors involved in the solicitation of proxies.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust, Brinson or Brinson Advisors, or, if necessary, a commercial firm retained for this purpose. If the Trust engages a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders, the anticipated cost, including out-of-pocket expenses, will range between $______ and $______.

Voting by Broker-Dealers. The Trust expects that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum and Required Vote. The presence, in person or by proxy, of the holders of record of a majority of the shares of the Funds, issued and outstanding and entitled to vote, shall constitute a quorum for the transaction of business at the Special Meeting for the Trust. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" likely will be counted as present, but likely not treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the proposal.

As described in Proposal #1, if a quorum is present, the affirmative vote by the shareholders of the Trust present, either in person or by proxy, holding more than 50% of the total shares of the shareholders present, either in person or by proxy at such meeting, shall elect the Trustees. The approval of all other Proposals described in this Proxy Statement for each Fund will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to c/o Brinson Advisors, Inc., 51 West 52nd Street, 14th Floor, New York, NY 10019-6114, Attn:
Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                                     Respectfully,


                                                     Amy R. Doberman
                                                     Secretary
                                                     Brinson Relationship Funds

March 31, 2002
New York, New York

                         BRINSON GLOBAL SECURITIES FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson Global Securities Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                FOR           [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2         To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.


                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.


                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                            BRINSON U.S. Equity FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson U.S. Equity Fund (the "Fund"), a series of Brinson Relationship Funds
(the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2         To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4        To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                  BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson U.S. Large Capitalization Equity Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2         To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                         BRINSON U.S. VALUE EQUITY FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson U.S. Value Equity Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2        To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                  BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson U.S. Small Capitalization Equity Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2         To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.


                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                        BRINSON INTERNATIONAL EQUITY FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson International Equity Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2         To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f)       To  amend  the  Fund's  fundamental  investment  restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                      BRINSON EMERGING MARKETS EQUITY FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson Emerging Markets Equity Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2         To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3        To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f)     To  amend  the  Fund's  fundamental  investment  restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                             BRINSON U.S. BOND FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson U.S. Bond Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2         To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                             BRINSON SHORT-TERM FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson Short-Term Fund (the "Fund"), a series of Brinson Relationship Funds
(the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2        To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                       BRINSON EMERGING MARKETS DEBT FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson Emerging Markets Debt Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #2         To  approve  the  termination  of  the  Trust's   Investment
                    Advisory Agreement as it relates to the Fund and the approval of a new Investment Advisory Agreement for the Fund with Brinson Partners, Inc.

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                     BRINSON U.S. CASH MANAGEMENT PRIME FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson U.S. Cash Management Prime Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

            By checking the box "FOR" below, you will vote to approve

                    each of the proposed items in this proxy.

                                     FOR [ ]

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.

Proposal #3         To make  amendments  to the  Fund's  fundamental  investment restrictions:

       #3(a) To amend the Fund's fundamental investment restriction regarding borrowing

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(b) To amend the Fund's fundamental investment restriction regarding underwriting

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(c) To amend the Fund's fundamental investment restriction regarding lending

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #3(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]

Proposal #4         To eliminate certain fundamental investment  restrictions of the Fund:


       #4(a) To eliminate the Fund's fundamental investment restriction regarding investing for control or management

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


       #4(d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                        FOR                             [ ]
                                        AGAINST                         [ ]
                                        ABSTAIN                         [ ]


                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. .

                             BRINSON HIGH YIELD FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson High Yield Fund (the "Fund"), a series of Brinson Relationship Funds
(the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.


                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. .

                        BRINSON SECURITIZED MORTGAGE FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson Securitized Mortgage Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.


                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. .

                        BRINSON DEFENSIVE HIGH YIELD FUND


             Proxy for Special Meeting of Shareholders - May 9, 2002


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Brinson Defensive High Yield Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on May 9, 2002, at 11:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal #1         To elect Walter E. Auch, Frank K. Reilly, Edward M. Roob and
                    Brian M. Storms as Trustees of the Trust

                                        FOR                             [ ]
                                        WITHHOLD AUTHORITY TO VOTE      [ ]
                                        VOTE FOR ALL EXCEPT             [ ]
                                        If you do not  wish  your  shares  to be
                                        voted "FOR" a particular  nominee,  mark
                                        the "VOTE FOR ALL EXCEPT" box and strike
                                        a line  through the name of each nominee
                                        for whom you are NOT voting. Your shares
                                        will  be   voted   for   the   remaining
                                        nominees.


                                        YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.



                                        ________________________________________
                                        Dated

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. .

                                                                      Exhibit A
                                                                      ---------

      Additional Information Regarding the Executive Officers of the Trust
      --------------------------------------------------------------------


     The table below provides additional information regarding the executive officers of the Trust, including information about the titles they hold with the Trust and their principal occupations during the past five years.

                                        Term of Office
  Name, Address      Positions Held      and Length of            Principal Occupations During the
     and Age         with the Trust      Time Served*                       Past 5 Years
     -------         --------------      ------------                       ------------
     Amy R.        Vice President and     Since 2001             Managing  Director  and General  Counsel
   Doberman***          Secretary                                Brinson   Advisors,   Inc.  since  2001.
     Age: 39                                                     Executive  Director and General Counsel,
                                                                 Brinson Advisors,  Inc. 2000-2001;  Vice
                                                                 President  and  Secretary  of the  Trust
                                                                 since   2001;    Vice    President   and
                                                                 Secretary, The Brinson Funds since 2001;
                                                                 Secretary,  Brinson  Supplementary Trust
                                                                 since  2001;  General  Counsel,   Aeltus
                                                                 Investment  Management,  Inc. 1997-2000;
                                                                 previously,   Assistant  Chief  Counsel,
                                                                 Division of Investment Management,  SEC;
                                                                 Vice President and Secretary of 22 other
                                                                 investment  companies  for which Brinson
                                                                 Advisors,    Brinson    Partners,    UBS
                                                                 PaineWebber  or one of their  affiliates
                                                                 serves    as     investment     advisor,
                                                                 sub-advisor or manager.

     Paul H.          Treasurer and       Since 2001             Executive  Director  and the Head of the
  Schubert****          Principal                                Mutual Fund Finance Department,  Brinson
     Age: 39       Accounting Officer                            Advisors,    Inc.    since   1997,   and
                                                                 previously,  First  Vice  President  and
                                                                 Senior  Manager of Mutual  Fund  Finance
                                                                 Department,    Brinson   Advisors   Inc.
                                                                 1994-1997.   Treasurer   and   Principal
                                                                 Accounting  Officer  of the  Trust,  The
                                                                 Brinson Funds and Brinson  Supplementary
                                                                 Trust since  2001.  Vice  President  and
                                                                 Treasurer   since   1997  of  22   other
                                                                 investment  companies  for which Brinson
                                                                 Advisors,  UBS  PaineWebber  or  one  of
                                                                 their  affiliates  serves as  investment
                                                                 advisor.

David E. Floyd**   Assistant Secretary    Since 1998             Director,  Brinson Partners,  Inc. since
     Age: 32                                                     2000;   Associate   Director,    Brinson
                                                                 Partners,  Inc.  1998-2000;   Associate,
                                                                 Brinson Partners, Inc., 1994-1998; Trust
                                                                 Officer,  Brinson  Trust  Company  since
                                                                 2000;  Assistant Trust Officer,  Brinson
                                                                 Trust   Company   1993-2000;   Assistant
                                                                 Secretary   of  the  Trust  since  1998;
                                                                 Assistant  Secretary,  The Brinson Funds
                                                                 since  1998;  and  Assistant  Secretary,
                                                                 Brinson Supplementary Trust since 1998.

                                      A-1

Mark F. Kemper**   Assistant Secretary    Since 1999             Executive  Director,  Brinson  Partners,
Age:  43                                                         Inc.  since  2001;   Director,   Brinson
                                                                 Partners,   Inc.   1997-2001;   Partner,
                                                                 Brinson   Partners,    Inc.   1993-1997;
                                                                 Secretary,  Brinson Partners, Inc. since
                                                                 1999;   Assistant   Secretary,   Brinson
                                                                 Partners,   Inc.  1993-1999;   Assistant
                                                                 Secretary,  Brinson  Trust Company since
                                                                 1993;  Secretary,  Brinson Partners (New
                                                                 York)   Inc.   since   1998;   Assistant
                                                                 Secretary,    Brinson   Holdings,   Inc.
                                                                 1993-1998;  Assistant  Secretary  of the
                                                                 Trust since 1999;  Assistant  Secretary,
                                                                 The Brinson Funds since 1999;  Assistant
                                                                 Secretary,  Brinson  Supplementary Trust
                                                                 since 1999.

Joseph T.          Assistant Treasurer    Since 2001             Mr.  Malone is a  director  and a senior
Malone****                                                       manager  of  the  mutual  fund   finance
Age:  34                                                         department  of  Brinson  Advisors,  Inc.
                                                                 From August 2000 through  June 2001,  he
                                                                 was the controller at AEA Investors Inc.
                                                                 From  March  1998 to  August  2000,  Mr.
                                                                 Malone was a manager  within  investment
                                                                 management          services          of
                                                                 PricewaterhouseCoopers   LLC.  Prior  to
                                                                 March 1998,  he was a vice  president of
                                                                 the  mutual  fund   services   group  of
                                                                 Bankers  Trust & Co.  Mr.  Malone  is an
                                                                 assistant  treasurer of three investment
                                                                 companies  for which  Brinson  Partners,
                                                                 Brinson Advisors, UBS PaineWebber or one
                                                                 of their affiliates serves as investment
                                                                 advisor, sub-advisor or manager.


* Each officer serves for an indefinite term at the pleasure of the Board.
** This person's business address is Brinson Partners, Inc., 209 South LaSalle Street, Chicago, IL 60604-1295.
*** This person's business address is Brinson Advisors, Inc., 51 West 52nd Street, New York, NY 10019-6114.
**** This person's business address is Brinson Advisors, Inc., Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, NJ 07310-1998.

                                                                      EXHIBIT B
                                                                      ---------

                   CURRENT INVESTMENT ADVISORY AGREEMENT FOR
                   -----------------------------------------
                           BRINSON RELATIONSHIP FUNDS
                           --------------------------

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

          This Agreement made this 26th day of April, 1995, by and between Brinson Relationship Funds, a Delaware Business Trust (the "Trust") and Brinson Partners, Inc., a Delaware corporation (the "Adviser").

WITNESSETH:

          WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

          WHEREAS, the Trust is authorized to issue separate series of shares representing interests in separate investment portfolios (each referred to as a "Portfolio" and collectively referred to as the "Portfolios"), which Portfolios are identified on Schedule A attached hereto, and which Schedule A may be amended from time to time by mutual agreement of the Trust and the Adviser; and

          WHEREAS, the Trust and the Adviser desire to enter into an agreement pursuant to which the Adviser will provide investment advisory services for each of the Portfolios of the Trust that are from time to time set forth on Schedule A hereto, on the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

          1. Duties of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Portfolios for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Portfolios, to continuously review, supervise and administer the investment program of the Portfolios, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's prospectuses and statement of additional information. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms provided herein. With respect to foreign securities, at its own expense, the Adviser may obtain statistical and other factual information and advice regarding the economic factors and trends from its foreign subsidiaries, but it may not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

          2. Portfolio Transactions. The Adviser shall provide the Portfolios with a trading department and with respect to foreign securities, the Adviser is authorized to utilize the trading department of its foreign subsidiaries. The Adviser shall select, and with respect to its foreign subsidiaries, shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Portfolios are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of any Portfolio, or be in breach of any obligation owing to the Trust or in respect of any Portfolio under this Agreement, or otherwise, solely by reason of its having caused any Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for any Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Portfolios, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request.

          3. Compensation of the Advis3r. The Adviser shall not receive a fee from the Trust or its Portfolios for the services to be rendered by the Adviser.

          4. Reports. The Portfolios and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

          5. Status of Adviser. The services of the Adviser to the Portfolios are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Portfolios are not impaired thereby.

          6. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Portfolios, or to any shareholder of the Portfolios, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolios.

          7. Duration and Termination. This Agreement shall become effective April 28, 1995, provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act, and by the holders of a majority of the outstanding voting securities of the

Portfolios; and shall continue in effect until April 28, 1997. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Trust's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Portfolios; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Portfolios on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 7, the terms "assignment," "interested person," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the Investment Company Act and Rule 18f-2 thereunder.

          8. Name of Adviser. The parties agree that the Adviser has a proprietary interest in the name "Brinson," and the Trust agrees to promptly take such action as may be necessary to delete from its legal name and/or the name of the Portfolios any reference to the name of the Adviser promptly after receipt from the Adviser of a written request therefor.

          9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 26th day of April, 1995.

ATTEST:                                THE BRINSON FUNDS

By:      /s/ Debra L. Nichols          By:      /s/ E. Thomas McFarlan
         --------------------------             ----------------------
         Debra L. Nichols                       E. Thomas McFarlan
         Assistant Secretary                    President



ATTEST:                                BRINSON PARTNERS, INC.

By:      /s/ Mark F. Kemper            By:      /s/ Samuel W. Anderson
         --------------------------             ----------------------
         Mark F. Kemper                         Samuel W. Anderson
         Assistant Secretary                    President

                                                                      EXHIBIT C
                                                                      ---------

                PROPOSED INVESTMENT ADVISORY AGREEMENT FOR FUNDS
                ------------------------------------------------

                          INVESTMENT ADVISORY AGREEMENT

          AGREEMENT made this ____ day of ____________, 2002, by and between Brinson Relationship Funds, a Delaware Business Trust (the "Trust") and Brinson Partners, Inc., a Delaware corporation (the "Advisor").

WITNESSETH:

          WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

          WHEREAS, the Trust is authorized to issue separate series of shares representing interests in separate investment portfolios (each referred to as a "Portfolio" and collectively referred to as the "Portfolios"), which Portfolios are identified on Schedule A attached hereto, and which Schedule A may be amended from time to time by mutual agreement of the Trust and the Advisor; and

          WHEREAS, the Trust and the Advisor desire to enter into an agreement pursuant to which the Advisor will provide investment advisory services for each of the Portfolios of the Trust that are from time to time set forth on Schedule A hereto, on the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

          1. Duties of the Advisor. The Trust hereby appoints the Advisor to act as investment advisor to the Portfolios for the period and on such terms set forth in this Agreement. The Trust employs the Advisor to manage the investment and reinvestment of the assets of the Portfolios, to continuously review, supervise and administer the investment program of the Portfolios, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Advisor's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's Prospectus and Statement of Additional Information. The Advisor accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms provided herein. With respect to foreign securities, at its own expense, the Advisor may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, and may obtain investment services from the investment advisory personnel of its affiliates located throughout the world to the extent permitted under interpretations of the federal securities laws.

          2. Portfolio Transactions. The Advisor shall provide the Portfolios with a trading department, and with respect to foreign securities, the Advisor is authorized to utilize the trading departments of its foreign affiliates. The Advisor shall select, and with respect to its foreign affiliates or the use of any sub-advisors, shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Portfolios are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Advisor, it is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Portfolios, or be in breach of any obligation owing to the Trust or in respect of the Portfolios under this Agreement, or otherwise, solely by reason of its having caused a Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to the Portfolio and to other funds and advisory accounts for which the Advisor or any Sub-Advisor, as defined in paragraph 7 hereof, exercises investment discretion. The Advisor will promptly communicate to the officers and trustees of the Trust such information relating to the Portfolio transactions as they may reasonably request.

          3. Compensation of the Advisor. The Advisor shall not receive a fee from the Trust or its Portfolios for the services to be rendered by the Advisor.

          4. Reports. The Portfolios and the Advisor agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

          5. Status of Advisor. The services of the Advisor to the Portfolios are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Portfolios are not impaired thereby.

          6. Liability of Advisor. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Portfolios, or to any shareholder of the Portfolios, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolios.

          7. Delegation of Responsibilities to Sub-Advisors. The Advisor may, at its expense, select and contract with one or more investment advisors registered under the Investment Advisers Act of 1940 ("Sub-Advisors") to perform some or all of the services for a Portfolios for which it is responsible under this Agreement. The Advisor will compensate any Sub-Advisor for its services to a Portfolio. The Advisor may terminate the services of any Sub-Advisor at any time in its sole discretion, and shall at such time assume the responsibility of such Sub-Advisor unless and until a successor Sub-Advisor is selected and the requisite approval of all of the Portfolio's shareholders is obtained. The Advisor will continue to have responsibility for all advisory services furnished by any Sub-Advisor.

          8. Duration and Termination. This Agreement shall become effective on ____________, 2002 provided that first it is approved by the Board of Trustees of the Trust, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in
Section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of a Portfolio; and shall continue in effect until ____________, 2004. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by: (i) the Trust's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the Investment Company Act of 1940. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 8, the terms "assignment," "interested person," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

          9. Name of Advisor. The parties agree that the Advisor has a proprietary interest in the name "Brinson," and the Trust agrees to promptly take such action as may be necessary to delete from its legal name and/or the name of the Portfolio any reference to the name of the Advisor promptly after receipt from the Advisor of a written request therefor.

          10. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ____ day of _________, 2002.

Attest:                                         BRINSON RELATIONSHIP FUNDS


By:                                             By:
   -----------------------------                   -----------------------------
   Name                                            Name
   Title                                           Title


Attest:                                         BRINSON PARTNERS, INC.


By:                                             By:
   -----------------------------                   -----------------------------
   Name                                            Name
   Title                                           Title